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                                                                     Exhibit 1.2

                                                                  Execution Copy

                                7,500,000 SHARES

                                TECO ENERGY, INC.

                     COMMON STOCK, PAR VALUE $1.00 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                   March 6, 2001


CREDIT SUISSE FIRST BOSTON CORPORATION
As Representative of the Several Underwriters
c/o Credit Suisse First Boston Corporation
Eleven Madison Avenue
New York, N.Y. 10010-3629

Dear Sirs:


         1. Introductory. TECO Energy, Inc., a Florida corporation (the "Company"), proposes to issue and sell to the Underwriters 7,500,000 shares (the "Firm Securities") of its common stock, par value $1.00 per share (the "Common Stock"), and also proposes to issue and sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,125,000 additional shares (the "Optional Securities") of its Common Stock, in each case registered under the registration statement referred to in Section 2(a). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities."

         The Company hereby agrees with the several Underwriters named in Schedule A hereto (the "Underwriters") as follows:

         2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

         (a) A registration statement (No. 333-50808), including a prospectus, relating to the Offered Securities has been filed with the Securities and Exchange Commission (the "Commission") and has become effective. Such registration statement, as amended at the date of this Agreement and including all material incorporated by reference therein, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented to reflect the terms of offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)")


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under the Securities Act of 1933, as amended (the "Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act. No stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Prospectus, any related preliminary prospectus or preliminary prospectus supplement shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") after the date of this Agreement, or the issue date of the Prospectus, any related preliminary prospectus or preliminary prospectus supplement, as the case may be, deemed to be incorporated therein by reference.

         (b) On the effective date of the Registration Statement, such Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of the date of this Agreement, the Registration Statement and the Prospectus conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes as of the date of this Agreement or will include as of the date of any amendment or supplement thereto or any Closing Date any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by or on behalf of any Underwriter through the representative(s) of the Underwriters (the "Representatives"), if any, specifically for use therein.

         (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification and in which the failure to so qualify could have a Material Adverse Effect (as defined below).

         (d) Each "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) of the Company (each, a "Subsidiary") (each Subsidiary is listed on Schedule B hereto) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each other subsidiary of the Company has been duly incorporated or formed, as the case may be, and is an existing corporation or other entity, as the case may be, in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, except where the failure of the foregoing to be correct would not have a Material Adverse Effect (as described below); and


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each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, and in which the failure to so qualify could have a Material Adverse Effect (as defined below); all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free from liens, encumbrances and defects, except for such liens, encumbrances and defects as would not have a Material Adverse Effect (as defined below).

         (e) The Offered Securities and all outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on the Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to its Common Stock.

         (f) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or other entity (each, a "Person") that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

         (g) There are no contracts, agreements or understandings between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such Person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

         (h) The Offered Securities have been approved for listing on The New York Stock Exchange (the "Stock Exchange"), subject to notice of issuance.

         (i) No consent, approval, authorization, or order of, or filing, registration or qualification with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement (including in connection with the issuance and sale of the Offered Securities by the Company), except such as have been obtained and made under the Act and such as may be required under state securities laws.

         (j) The execution, delivery and performance of this Agreement and the issuance and sale of the Offered Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under,
(A) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any subsidiary of the Company is a party or by which the


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Company or any such subsidiary is bound or to which any of the properties of the
Company or any such subsidiary is subject, except for such breaches, defaults or violations that would not result in a Material Adverse Effect (as defined below) or (C) the charter or by-laws of the Company or any such subsidiary; and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

         (k) This Agreement has been duly authorized, executed and delivered by the Company.

         (l) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from all liens, encumbrances and defects, except for such liens, encumbrances and defects that would not have a Material Adverse Effect (as defined below); and except as disclosed in the Prospectus, the Company and its subsidiaries hold all leased real or personal property under valid and enforceable leases with no exceptions, except for such exceptions that would not have a Material Adverse Effect (as defined below).

         (m) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

         (n) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could reasonably be expected to have a Material Adverse Effect.

         (o) The Company and its subsidiaries own or possess adequate licenses or other rights to use or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

         (p) Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or


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is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

         (q) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are, to the Company's knowledge, threatened or contemplated.

         (r) The financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis (except as stated therein and except the notes to the interim financial statements); and any schedules included in the Registration Statement present fairly the information required to be stated therein. PricewaterhouseCoopers LLP, who have certified financial statements of the Company, are independent public accountants with respect to the Company and its subsidiaries as required by the 1933 Act and the Rules and Regulations.

         (s) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (t) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

         (u) The Company has filed an appropriate exemption statement pursuant to the provisions of the Public Utility Holding Company Act of 1935 and is exempt from all provisions of such Act except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies. The Company is not subject to the jurisdiction of the Florida Public Service Commission with respect to the issue and sale of the Offered Securities.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase


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price of $26.918 per share, the respective numbers of shares of Firm Securities set forth opposite the names of the Underwriters in Schedule A hereto.

         The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to a bank account designated by the Company and open for the receipt of funds (and verification of the receipt thereof) on the First Closing Date (as defined below), at 9:00 A.M., New York time, on March 12, 2001, at the offices of Palmer & Dodge LLP, Boston, Massachusetts, or at such other place and time not later than seven full business days thereafter as Credit Suisse First Boston Corporation ("CSFBC") and the Company determine, such time being herein referred to as the "First Closing Date". For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of The Depository Trust Company or its designated custodian at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per share to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the number of shares of Optional Securities specified in such notice and each of the Underwriters agrees, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

         Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC, but shall not be earlier than three (one in case the Optional Securities are to be delivered on the First Closing Date) nor later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by wire transfer to a bank account


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designated by the Company and open for the receipt of funds (and verification of the receipt thereof) on the Optional Closing Date, at the above offices of Palmer & Dodge LLP. The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of The Depository Trust Company or its designated custodian at a reasonable time in advance of such Optional Closing Date.

         It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to counsel for the Underwriters, one signed copy of the registration statement relating to the Offered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with the offering of the Offered Securities:

         (a) The Company will file the Prospectus with the Commission in a form approved by CSFBC pursuant to and in accordance with Rule 424(b)(2) or Rule 424(b)(5) not later than the second business day following the execution and delivery of this Agreement.

         (b) The Company will advise CSFBC promptly in writing of any proposal to amend or supplement the Registration Statement or the Prospectus and will not effect any such amendment or supplementation to which CSFBC has reasonably objected in writing; and the Company will also advise CSFBC promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

         (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective


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date of the registration statement relating to the Offered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Act.

         (e) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, the Prospectus, any related preliminary prospectus, any related preliminary prospectus supplement, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

         (f) The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution; provided, however, that it shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction as to which it is not so qualified or to subject itself to taxation in respect of doing business in which it is not otherwise so subject.

         (g) During the period of five years after the date of this Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request, subject to appropriate confidentiality undertakings reasonably satisfactory to the Company and the right of the Company to withhold information if required by applicable law.

         (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement, for any filing fees or other expenses (including fees and disbursements of counsel to the Underwriters, which fees and disbursements of counsel shall not exceed $5,000) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC may designate and the printing of memoranda relating thereto, for any applicable filing fee incident to the review by the National Association of Securities Dealers, Inc. of the terms of the offering of the Offered Securities and the fees and disbursements of counsel to the Underwriters in connection therewith (which counsel fees shall be included in the cap set forth above), for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of Offered Securities and for expenses incurred in distributing the Prospectus, any preliminary prospectuses, any preliminary prospectus supplements or any other amendments or supplements to the Prospectus to the Underwriters.


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         (i) The Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Common Stock or securities convertible into or exchangeable or exercisable for any shares of its Common Stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC for a period beginning at the time of execution of this Agreement and ending 60 days after the First Closing Date, except issuances of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date of this Agreement, grants of equity-based awards to its directors, officers and employees pursuant to the terms of its director or employee incentive plans or Dividend Reinvestment and Common Stock Purchase Plan as in effect on the date of this Agreement or issuances of Common Stock pursuant to the exercise of such options.

         5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

         (a) On or prior to the date hereof, the Representatives shall have received a letter, dated the date of delivery thereof, of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

         (i) in their opinion the financial statements and schedules and any summary of earnings examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

         (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

         (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

         (A) the unaudited financial statements, if any, and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;


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         (B) if any unaudited "capsule" information is contained in the
Prospectus, such information does not agree with the corresponding amounts set forth in the unaudited consolidated financial statements or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

         (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets or stockholders' equity as compared with amounts shown on the latest balance sheet included in the Prospectus; or

         (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, net operating income in the total or per share amounts of consolidated income before extraordinary items or net income;

except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

All financial statements, schedules and other financial information included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

         (b) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. No stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

         (c) Subsequent to the execution of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition


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(financial or other), business, properties or results of operations of the
Company and its subsidiaries taken as a whole which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), other than a downgrade of the rating of the Company's senior unsecured debt securities of no more than one rating category by Moody's Investors Service, Inc., or any public announcement that any nationally recognized statistical rating organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

         (d) The Representatives shall have received an opinion, dated the Closing Date, of Palmer & Dodge LLP, counsel for the Company, satisfactory in form and substance to the Representatives and to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

         (ii) The Offered Securities have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

         (iii) There are no contracts, agreements or understandings known to such counsel between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such Person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

         (iv) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

         (v) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act, or as may be required under foreign or state securities laws as to which such counsel expresses no opinion;

         (vi) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement (including the issuance and sale of the Offered Securities) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule or regulation, or any order known to such counsel, of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary or any of their properties, or any agreement or instrument that is listed as an exhibit to the Company's Form 10-K for the year ended December 31, 1999 or the Company's Forms 10-Q and 8-K filed thereafter, or the charter or by-laws of the Company or any Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

         (vii) The statements in the Prospectus under the captions "Description of Common Stock," "Description of Preferred Stock" and "Anti-Takeover Effects of our Articles of Incorporation and Bylaws, Florida law and our Rights Plan", insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters;

         (viii) This Agreement has been duly authorized, executed and delivered by the Company;

         (ix) The Offered Securities conform as to legal matters in all material respects to the statements concerning them in the Prospectus;

         (x) The Company is exempt from the provisions of the Public Utility Holding Company Act of 1935, as amended (the "Public Utility Holding Company Act"), except Section 9(a)(2) thereof relating to the acquisition of securities of other public utility companies;

         (xi) The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion within the time period required by Rule 424(b), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

         (xii) The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and any amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto, or other financial data contained therein; and

         (xiii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto, or other financial data contained therein.

         In giving such opinion, such counsel may rely as to all matters governed by the laws of jurisdictions other than the law of the State of Florida and the federal law of the United States, upon the opinion of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and certificates of public officials. In rendering its opinion, such counsel may rely as to matters of Florida law upon the opinion of Sheila M. McDevitt, Esq. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which causes it to believe that the Registration Statement, as of its effective date, the date of this Agreement or as of the Closing Date, or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of this Agreement or as of the Closing Date, or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto, or other financial data contained in the Registration Statement or the Prospectus. With respect to such statement, such counsel may state that its belief is based upon procedures set forth therein satisfactory to CSFBC but is without independent check and verification.

         (e) The Representatives shall have received an opinion, dated the Closing Date, of Sheila M. McDevitt, Esq., general counsel of the Company, satisfactory in form and substance to the Representatives and to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

         (ii) Each Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, and has corporate power and authority to own its properties and to conduct its business as described in the Prospectus; except as otherwise disclosed in the Registration Statement and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned of record and, to the best of her knowledge, beneficially, by the Company, directly or indirectly through subsidiaries of the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity of record, and to the best of her knowledge, otherwise; and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or, to the best of her knowledge, similar rights of any securityholder of such Subsidiary;

         (iii) This Agreement has been duly authorized, executed and delivered by the Company;

         (iv) The Offered Securities have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities;

         (v) There are no contracts, agreements or understandings known to such counsel between the Company and any Person granting such Person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such Person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

         (vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court (including without limitation the Florida Public Service Commission) is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except such as have been obtained and made under the Act, or such as may be required under foreign or state securities laws as to which such counsel expresses no opinion; and

         (vii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement (including the issuance and sale of the Offered Securities) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule or regulation, or any order known to such counsel, of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary or any of their properties, or any agreement or instrument that is listed as an exhibit to the Company's Form 10-K for the year ended December 31, 1999 or the Company's Forms 10-Q and 8-K filed thereafter, or the charter or by-laws of the Company or any Subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

         In giving such opinion, such counsel may rely as to all matters governed by the laws of jurisdictions other than the law of the State of Florida, upon the opinion of counsel satisfactory to the Representatives.

         In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which causes her to believe that the Registration Statement, as of its effective date, the date of this Agreement or as of the Closing Date, or any amendment thereto, as of its effective date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of this Agreement or as of the Closing Date, or any amendment or supplement thereto, as of its issue date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required; it being understood that such counsel need express no opinion as to the financial statements, including the notes thereto, or other financial data contained in the Registration Statement or the Prospectus. With respect to such statement, such counsel may state that her belief is based upon procedures set forth therein satisfactory to CSFBC but is without independent check and verification.

         (f) The Representatives shall have received from Ropes & Gray, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Offered Securities, the Registration Statement, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (g) The Representatives shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

         (h) The Representatives shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection
(a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters under this Agreement.

         6. Indemnification and Contribution.

         (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each Person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives, if any, specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and, provided, further, that, this indemnity with respect to the Prospectus or any related preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the Person asserting any such loss, claim, damage or liability purchased the Offered Securities that are the subject thereof if such Underwriter did not send or deliver to such Person a copy of the Prospectus (or the Prospectus, as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of the Offered Securities to such Person (but only to the extent that such loss, claim, damage or liability is finally determined by a court of competent jurisdiction to arise out of the untrue statement or omission of a material fact that was corrected in the Prospectus (or the Prospectus, as amended or supplemented) that was not delivered by such Underwriter at or prior to confirmation of sale) in any case where such delivery is required by the Act, the Company has provided to such Underwriter sufficient quantities of the Prospectus (or the Prospectus, as amended or supplemented) in sufficient time to enable such Underwriter to deliver to such Person a copy of the Prospectus (or the Prospectus, as amended or supplemented) in a timely manner, and the untrue statement or omission of a material fact contained in the Prospectus or any related preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus, as amended or supplemented).

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors, each officer who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the tenth paragraph under the caption "Underwriting."

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except to the extent it is materially prejudiced thereby. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each partner, director or officer of such Underwriter and each Person, if any, who controls any Underwriter within the meaning of Section 15 of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who signed the Registration Statement and to each Person, if any, who controls the Company within the meaning of the Act.

         7. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities under this Agreement and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total of Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other Persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 24 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 5(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their address furnished to the Company in writing for the purpose of communications hereunder or, if sent to the

Company, will be mailed, delivered or telegraphed and confirmed to it at 702 North Franklin Street, Tampa, Florida 33602, Attention: Treasurer, with a copy to the Corporate Secretary.

         10. Successors. This Agreement will inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the partners, officers and directors and controlling persons referred to in
Section 6, and no other Person will have any right or obligation hereunder.

         11. Representation of Underwriters. Any Representatives will act for the several Underwriters in connection with this Agreement, and any action taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Representative's understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                               Very truly yours,

                               TECO ENERGY, INC.


                               By /s/ Gordon L. Gillette
                                 ----------------------------------------------
                                     Name: Gordon L. Gillette

                                     Title: Vice President -- Finance and CFO

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
Acting on behalf of itself and as the
Representative of the several Underwriters

By  CREDIT SUISSE FIRST BOSTON CORPORATION

By  /s/ Anne Schaumburg
   -----------------------------------------
     Name: Anne Schaumburg
     Title: Managing Director

                                   SCHEDULE A

                                                                 Number of
Underwriter                                                   Firm Securities
Credit Suisse First Boston Corporation                            2,657,600

Goldman, Sachs & Co.                                              1,328,800

Merrill Lynch, Pierce, Fenner & Smith Incorporated                1,328,800

UBS Warburg LLC                                                   1,328,800

Robert W. Baird & Co. Incorporated                                  167,500

A.G. Edwards & Sons, Inc.                                           167,500

Friedman, Billings, Ramsey & Co., Inc.                              167,500

Edward D. Jones & Co., L.P.                                         167,500

J. J. B. Hilliard, W.L. Lyons, Inc.                                  31,000

Invemed Associates LLC                                               31,000

Legg Mason Wood Warner, Incorporated                                 31,000

McDonald Investments, Inc.                                           31,000

Raymond James & Associates, Inc.                                     31,000

Sanders Morris Harris Inc.                                           31,000
                                                                ------------
Total                                                             7,500,000

                                   Schedule B


         1. Tampa Electric Company

         2. TECO Transport Corporation

         3. TECO Diversified, Inc.

         4. TECO Power Services Corporation

         5. TECO Coal Corporation